                                                                   EXHIBIT 10.40

SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

                                                  STI HAS REQUESTED CONFIDENTIAL
                                                       TREATMENT FOR TEXT MARKED
                                                                      WITH *****


                            PATENT LICENSE AGREEMENT


                                     BETWEEN


                           LUCENT TECHNOLOGIES GRL LLC


                                       AND


                        SUPERCONDUCTOR TECHNOLOGIES INC.


                            EFFECTIVE AS OF EXECUTION


                        RELATING TO ********************

SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT


                            PATENT LICENSE AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I - GRANTS OF LICENSES

1.01       Grant
1.02       Duration and Extent
1.03       Scope
1.04       Ability to Provide Licenses
1.05       Joint Inventions
1.06       Publicity
1.07       Confidentiality

ARTICLE II - ROYALTY AND PAYMENTS

2.01       Royalty
2.02       Accrual
2.03       Records and Adjustments
2.04       Reports and Payments
2.05       Representations and Warranties

ARTICLE III - TERMINATION

3.01       Breach
3.02       Voluntary Termination
3.03       Survival

ARTICLE IV - MISCELLANEOUS PROVISIONS

4.01       Disclaimer
4.02       Nonassignability
4.03       Addresses
4.04       Taxes
4.05       Choice of Law
4.06       Integration
4.07       Other Conditions and Registration
4.08       Releases
4.09       Counterparts
4.10       Bankruptcy

DEFINITIONS APPENDIX


                                       i
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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT


                            PATENT LICENSE AGREEMENT

THIS PATENT LICENSE AGREEMENT (this "Agreement"), effective as of EXECUTION ("EFFECTIVE DATE"), is made by and between LUCENT TECHNOLOGIES GRL LLC, a Delaware limited liability company ("LUCENT-GRL"), having an office at 2400 S.W. 145th Avenue, Miramar, Florida 33027, United States of America, and SUPERCONDUCTOR TECHNOLOGIES INC., a Delaware Corporation ("LICENSEE"), with offices at 460 Ward Drive Santa Barbara, California 93111-2310, United States of America. LUCENT-GRL and LICENSEE are sometimes referred to herein individually as a "Party" and collectively as the "Parties", the Parties agree as follows:*

WHEREAS, without admitting to the infringement or validity of any of LUCENT-GRL's PATENTS, LICENSEE desires a license on the terms set forth below.

                                    ARTICLE I

                               GRANTS OF LICENSES

1.01 GRANT

LUCENT-GRL grants to LICENSEE under LUCENT-GRL's PATENTS personal, nonexclusive and non-transferable licenses in the U.S., Canada, and the DESIGNATED COUNTRIES for:

                           TYPE 1 LICENSED PRODUCTS; AND
                           TYPE 2 LICENSED PRODUCTS.

1.02 DURATION AND EXTENT

(a) Subject to any termination of a Party's licenses in accordance with Article III of this Agreement, all licenses in the U.S. and Canada granted herein under any patent shall continue for the entire unexpired term of such patent, for as much of such term as the grantor has the right to grant.

(b) Subject to any termination of a Party's licenses in accordance with Article III of this Agreement, all licenses in the DESIGNATED COUNTRIES granted herein to a Party under any patent shall terminate on the earlier of (i) such patent's expiration or for as much of a term as the grantor has the right to grant; or
(ii) the end of the LIMITED PERIOD.


----------
*Any term in capital letters which is defined in the body of this Agreement or the Definitions Appendix shall have the meaning specified therein.


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT


1.03 SCOPE

(a) The licenses granted herein are licenses to (i) make, have made, use, lease, sell, offer to sell, and import LICENSED PRODUCTS; (ii) make, have made, use and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of LICENSED PRODUCTS which are or have been made, used, leased, owned, sold or imported by the grantee of such license; and (iii) convey to any customer of the grantee, with respect to any LICENSED PRODUCT which is sold or leased by such grantee to such customer, rights to use and resell such LICENSED PRODUCT as sold or leased by such grantee (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (1) a combination of such LICENSED PRODUCT (as sold or leased) with any other product regardless of whether such product is hardware, software or another LICENSED PRODUCT, (2) a method or process which is other than the inherent use of such LICENSED PRODUCT itself (as sold or leased), or (3) a method or process involving the use of a LICENSED PRODUCT to manufacture (including associated testing) any other product.

(b) Licenses granted herein to LICENSEE are not to be construed to include licenses to contributorily infringe or induce infringement under U.S. law or a foreign equivalent thereof.

(c) The grant of each license hereunder includes the right to grant sublicenses within the scope of such license to a Party's RELATED COMPANIES for so long as they remain its RELATED COMPANIES. Any such sublicense may be made effective retroactively, but not prior to the EFFECTIVE DATE hereof, nor prior to the sublicensees becoming a RELATED COMPANY of such Party.

(d) The grant of each license hereunder also includes the right of a Party to sublicense (within the scope of its own licenses) any business which is divested by that Party or any of its RELATED COMPANIES provided that the sublicense is granted within sixty (60) days of divestiture and the divested business is itself a legal entity at the time of divestiture or within sixty (60) days thereafter. Such sublicense may continue for so long as the divested business remains a legal entity and shall extend only to LICENSED PRODUCTS of the type sold or furnished by the divested business prior to the divestiture and only for the patents of the non-divesting Party licensed to the divesting Party in this Agreement which are issued as of the date of divestiture. Furthermore, any sublicense shall not extend to the products sold or services furnished by a third party which acquires the divested business, even if they are of the same kind or similar to those of the divested business and even if made, sold or provided by the divested business. Any payment obligations of a divesting Party under this Agreement shall continue in effect for all LICENSED PRODUCTS, including the LICENSED PRODUCTS of the divested business. The divested business shall be jointly and severally liable with the divesting Party for royalties payable on account of the LICENSED PRODUCTS of the divested business. This
Section 1.03(d) shall apply regardless of whether the business is divested by a distribution to existing shareholders, a sale of assets or as a sale of a legal entity (e.g., sale of a SUBSIDIARY).

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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

1.04 ABILITY TO PROVIDE LICENSES

(a) A Party's failure to meet any obligation hereunder, due to the assignment of title to any invention or patent, or the granting of any licenses, to the United States Government or any agency or designee thereof pursuant to a statute or regulation of, or contract with, such Government or agency, shall not constitute a breach of this Agreement.

(b) LUCENT-GRL represents that it has the right to grant the licenses under the patent portfolio of Lucent Technologies Inc., LUCENT-GRL's parent company, as set forth in this Agreement.

1.05 JOINT INVENTIONS

(a) There are countries (not including the United States) which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions.

(b) Each Party shall give such consent, or shall obtain such consent from its RELATED COMPANIES, its employees or employees of any of its RELATED COMPANIES, as required to make full and effective any such licenses and rights respecting any joint invention granted to the grantee hereunder by such Party and by another licensor of such grantee.

(c) Each Party shall take steps which are reasonable under the circumstances to obtain from third parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable efforts, such Party is unable to obtain the requisite consents from such third parties, the resulting inability of such Party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

1.06 PUBLICITY

Nothing in this Agreement shall be construed as conferring upon either Party or its RELATED COMPANIES any right to include in advertising, packaging or other commercial activities related to a LICENSED PRODUCT, any reference to the other Party (or any of its RELATED COMPANIES), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such LICENSED PRODUCT is in any way certified by the other Party hereto or its RELATED COMPANIES.

1.07 CONFIDENTIALITY

The terms, but not the existence, of this Agreement shall be treated as confidential information by the Parties, and no Party shall disclose such terms to any third party without the prior written consent of the other Party; provided however, that each Party may (i) represent to third parties that such Party is licensed for the products and patents as provided by this Agreement;
(ii)

SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

disclose this Agreement and its terms to potential acquirers of, investors in or lenders to such Party (including any representatives of the parties in such transaction), or disclosures reasonably necessary in connection with the divestiture of all or any portion of a Party's respective businesses, provided such disclosure is made pursuant to a written confidentiality agreement binding upon such potential acquirer, investor, lender or other parties which contains confidentiality obligations which are no less protective than at least the same degree of care the disclosing Party normally exercises to protect its own proprietary information of a similar nature; (iii) disclose this Agreement and its terms in any arbitration, mediation or other official dispute resolution procedure pursuant to a written confidentiality agreement binding upon the parties which contains confidentiality obligations which are no less protective than at least the same degree of care the disclosing Party normally exercises to protect its own proprietary information of a similar nature; and (iv) disclose this Agreement and its terms which is requested pursuant to a judicial or governmental request, requirement or order under law, provided that such Party provides the other Party with sufficient prior notice in order to contest such request, requirement or order or seek protective measures. In addition, this
Section 1.07 shall not prevent a Party from making disclosures reasonably required by law or as required by a stock exchange.

                                   ARTICLE II

                              ROYALTY AND PAYMENTS

2.01 ROYALTY

        (a) In consideration for the grant of licenses, rights and releases hereunder by LUCENT-GRL to LICENSEE, and in addition to the royalties specified in Sections 2.01(b), 2.01(c), and 2.01(d), LICENSEE shall pay to LUCENT-GRL the sum of

********************************************************************************
****************************************************************************

In no event shall such sum or any portion thereof be refunded to LICENSEE.

(b) Subject to Section 2.01(c), in consideration for the grant of licenses and rights hereunder by LUCENT-GRL to LICENSEE, LICENSEE shall pay a royalty to LUCENT-GRL as set forth below. For the convenience of the Parties, taking into account the unexpired term of LUCENT-GRL PATENTS, and in lieu of royalties otherwise payable with respect to patents licensed hereunder, royalty shall be payable to LUCENT-GRL by LICENSEE in the form of royalty payments, for so long as:

        (i) any of the licenses in the DESIGNATED COUNTRIES granted hereunder are in effect, at the rate set forth below applied to the FAIR MARKET VALUE of each LICENSED PRODUCT which is sold, leased or put into use by LICENSEE anywhere in the DESIGNATED COUNTRIES, and for each LICENSED PRODUCT which is sold, leased or put into use by any of its RELATED COMPANIES anywhere in the DESIGNATED COUNTRIES;

SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

        (ii) any of the licenses in ************* granted hereunder are in effect, at the rate set forth below applied to the FAIR MARKET VALUE of each LICENSED PRODUCT which is sold, leased or put into use by LICENSEE anywhere in ***********, and for each LICENSED PRODUCT which is sold, leased or put into use by any of its RELATED COMPANIES anywhere in ********.

        LICENSED PRODUCT                           RATE
        TYPE 1 LICENSED PRODUCT            ************
        TYPE 2 LICENSED PRODUCT            ************

Royalty payments under this Section 2.01(b) shall be payable semiannually, in accordance with Section 2.04, commencing with the semiannual period during which this Agreement is executed. LICENSEE shall furnish to LUCENT-GRL such LICENSED PRODUCTS data and the FAIR MARKET VALUE data with each payment report pursuant to Section 2.04 and such revenues shall be subject to an audit by LUCENT-GRL and its auditors pursuant to Section 2.03.

(c) In the event that at any time the cumulative royalty accrued, in accordance with under Section 2.02(a), in a single ANNUAL PERIOD by LICENSEE and payable to LUCENT-GRL is equal to *********************************************************
********************************************************************************
********************************************************************************

(d) Commencing with the ANNUAL PERIOD beginning on ***********, on each October 1st, for so long as any of the licenses granted to LICENSEE hereunder are in effect, LICENSEE shall pay an annual minimum royalty fee ("ANNUAL MINIMUM FEE") of ************ The ANNUAL MINIMUM FEE paid under this Section 2.01(d) shall be creditable with respect to royalties that may become payable pursuant to Section 2.01(b) for the single relevant ANNUAL PERIOD. In no event shall any ANNUAL MINIMUM FEE for any ANNUAL PERIOD under this Section 2.01(d) or any portion thereof be refunded to LICENSEE or credited towards royalties due for any other ANNUAL PERIOD.

2.02 ACCRUAL

(a) Subject to Section 2.02(b), the royalty specified in Section 2.01(b) shall accrue, and shall become payable in accordance with Section 2.04, in respect of any LICENSED PRODUCT upon the first sale, lease or putting into use of such LICENSED PRODUCT on or after the EFFECTIVE DATE. Obligations to pay royalties under Section 2.01 for time periods prior to any termination of licenses and rights pursuant to Article III shall survive such termination and the expiration of any patent.

(b) Royalties shall not accrue on a LICENSED PRODUCT under this Agreement if the LICENSED PRODUCT is sold by the LICENSEE directly to LUCENT-GRL or its RELATED COMPANIES and LICENSEE advises LUCENT-GRL in writing that such LICENSED

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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

PRODUCT is sold directly to LUCENT-GRL or its RELATED COMPANIES before treating any LICENSED PRODUCT as excluded, pursuant to this Section 2.02(b).

(c) When a company ceases to be a RELATED COMPANY of LICENSEE, royalties which have accrued with respect to any products of such company, but which have not been paid, shall become payable with LICENSEE's next scheduled royalty payment.

(d) Notwithstanding any other provisions hereunder, royalty shall accrue and be payable only to the extent that enforcement of LICENSEE's obligation to pay such royalty would not be prohibited by applicable law (including but not limited to, for example, the law related to the doctrine of exhaustion).

2.03 RECORDS AND ADJUSTMENTS

(a) LICENSEE shall keep full, clear and accurate records with respect to all LICENSED PRODUCTS and their FAIR MARKET VALUES, and shall furnish any information which LUCENT-GRL may reasonably prescribe from time to time to enable LUCENT-GRL to ascertain the proper royalty due hereunder. LICENSEE shall retain such records with respect to LICENSED PRODUCTS and FAIR MARKET VALUES for at least five (5) years. Not more than once per calendar year, LUCENT-GRL shall have the right through its independent accredited auditors to make an examination, following advance notice and during normal business hours, of all records and accounts bearing upon the amount of royalty payable to it hereunder, and the audit results will be maintained as confidential among the auditors, and LUCENT-GRL, and LICENSEE pursuant to Section 1.07 of this Agreement. LICENSEE shall have the right to review any errors or omissions disclosed by such examination and discuss such errors or omissions with the auditors. Adjustments shall be made within sixty (60) days to compensate for any errors or omissions disclosed by such examination, except if within such sixty (60) days of the completion of the examination, LICENSEE requests to review the errors or omissions disclosed by such examination, then adjustments shall be made within thirty (30) days of such errors and omissions being furnished to LICENSEE. If such audit discloses a reported error of ***********or greater with respect to the reported sums paid to LUCENT-GRL by LICENSEE during the applicable period subject to such audit, LICENSEE shall fully reimburse LUCENT-GRL, promptly upon demand, for the reasonable fees and disbursements for completing such audit. Otherwise, LUCENT-GRL shall be responsible for the cost of each such audit.

(b) Independent of any such examination, LUCENT-GRL will credit to LICENSEE the amount of any overpayment of royalties made in error which is identified, fully explained and verified by LICENSEE's independent, accredited auditors in a written notice to LUCENT-GRL delivered within nine (9) months after the due date of the payment which included such alleged overpayment. LUCENT-GRL shall have the right, pursuant to the provisions of Section 2.03(a), to verify to its own satisfaction, the existence and extent of the overpayment.

(c) No refund, credit or other adjustment of royalty payments shall be made by LUCENT-GRL except as provided in this Section 2.03. Rights conferred by this
Section 2.03 shall not be

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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

affected by any statement appearing on any check or other document, except to the extent that any such right is expressly waived or surrendered by a Party having such right and signing such statement.

2.04 REPORTS AND PAYMENTS

(a) Within forty-five (45) days after the end of each semiannual period ending on March 31st or September 30th commencing with the semiannual period during which this Agreement is executed, LICENSEE shall furnish to LUCENT-GRL at the address specified in Section 4.03 a statement, in a form acceptable to LUCENT-GRL, certified by a responsible official of LICENSEE, showing:

        (i) all LICENSED PRODUCTS which were sold, leased or put into use during such semiannual period in **********, and in any of the DESIGNATED COUNTRIES;

        (ii)    the FAIR MARKET VALUE of each of such LICENSED PRODUCTS;

        (iii)   the applicable royalty rate for each LICENSED PRODUCT;

        (iv) all LICENSED PRODUCTS excluded under Section 2.02(b) (together with the requisite documentation related to such exclusion as set forth in Section 2.02(b)), which were sold, leased or put into use in the U.S., in Canada, and in any of the DESIGNATED COUNTRIES during such semiannual period;

        (v) the amounts of fees payable on the LICENSED PRODUCTS, as rightfully reported in Section 2.04(a)(i) after excluding LICENSED PRODUCTS as rightfully reported in Sections 2.04(a)(iv), prior to crediting the ANNUAL MINIMUM FEE;

        (vi) the amounts of fees, if any, credited to the ANNUAL MINIMUM FEE in accordance with Section 2.01(d); and

        (vii) the net amount of fees payable thereon after crediting the ANNUAL MINIMUM FEE.

(b) Within such forty-five (45) days, LICENSEE shall, irrespective of its own business and accounting methods, pay to LUCENT-GRL at the address specified in
Section 4.03(b) the fees payable for such semiannual period as shown in the statement required by Section 2.04(a).

(c) All payments under Section 2.01 shall be made in United States dollars to LUCENT-GRL at the address specified in Section 4.03(b). Any conversion to United States dollars shall be at the prevailing rate for bank cable transfers as quoted for the last day of such semiannual period by leading United States banks in New York City dealing in the foreign exchange market.

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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

(d) Overdue payments hereunder shall be subject to a late payment charge calculated at an annual rate of three percentage points (3%) over the prime rate or successive prime rates (as posted in New York City by leading United States banks) during delinquency. If the amount of such charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum.

                                   ARTICLE III

                                   TERMINATION

3.01 BREACH

In the event of a material breach of this Agreement by a Party (the "Breaching Party"), the other Party (the "Non-Breaching Party") may, in addition to any other remedies that the Non-Breaching Party may have, at any time terminate all licenses and rights granted by it to the Breaching Party hereunder by not less than two (2) months written notice specifying such material breach, unless within the period of such notice all material breaches specified therein shall have been remedied. For avoidance of doubt, the Parties agree that the failure by LICENSEE to pay to LUCENT-GRL 1) the sum pursuant to Section 2.01(a), or 2) the MINIMUM ANNUAL ROYALTY pursuant to Section 2.01(d), or 3) the fees payable for a semiannual period pursuant to Section 2.04(b), at the times set forth in the respective Sections, shall be a material breach of this Agreement.

3.02 VOLUNTARY TERMINATION

LICENSEE may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by providing at least six (6) months prior written notice of such termination; provided such termination shall not affect any of the rights granted by the terminating Party to the other Party. Such notice shall specify any affected patent, invention or product.

3.03 SURVIVAL

(a) If a company ceases to be a RELATED COMPANY of a Party, licenses and rights granted hereunder with respect to patents of such company shall not be affected by such cessation.

(b) Any termination of licenses and rights of a Party under the provisions of this Article III shall not affect such Party's licenses, rights and obligations with respect to any LICENSED PRODUCT made prior to such termination, and shall not affect the other Party's licenses and rights (and obligations related thereto) hereunder.

(c) The rights and obligations of the Parties which by their nature would continue past termination of this Agreement shall survive and continue after any such termination of this Agreement.


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
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                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

4.01 DISCLAIMER

NEITHER PARTY NOR ANY OF ITS RELATED COMPANIES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT OR LICENSE (EVEN IF SUCH A RIGHT OR LICENSE IS NECESSARY TO EXERCISE THE RIGHTS EXPRESSLY GRANTED HEREIN) BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES, RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED AND THE RESPONSIBILITIES AND OBLIGATIONS HEREIN EXPRESSLY ASSUMED.

4.02 NONASSIGNABILITY

(a) The Parties hereto have entered into this Agreement in contemplation of personal performance, each by the other, and intend that the licenses and rights granted hereunder to a Party not be extended to entities other than such Party's RELATED COMPANIES without the other Party's express written consent, except as expressly permitted in this Agreement.

(b) Notwithstanding Section 4.02(a),

        (I) all of LUCENT-GRL's rights, title and interest in this Agreement and any licenses and rights granted to it (and any obligations incurred by it) hereunder may be assigned to any RELATED COMPANY of LUCENT-GRL, or any direct or indirect successor to all or a portion of the business of LUCENT-GRL or any of its RELATED COMPANIES, which successor shall thereafter be deemed substituted for LUCENT-GRL as the Party hereto, effective upon such assignment; or

        (II) LICENSEE may assign all rights, title and interest in this Agreement and any licenses and rights granted to it (and any obligations incurred by it) hereunder to a successor solely in the event of a CHANGE OF CONTROL, which successor shall thereafter be deemed substituted for LICENSEE as a Party hereto, subject to (A) written acceptance of such assignment (and all associated obligations thereto) by such successor; (B) payment of a fee by LICENSEE to LUCENT-GRL, the amount of the fee to be no greater than ***********, and (C) provided that under no circumstances shall LICENSEE be permitted to assign this Agreement in accordance with this Section 4.02(b) where:

                (i) the intended third party assignee has an existing patent license agreement with LUCENT-GRL or any of its RELATED COMPANIES and such existing patent license agreement has overlapping scope and grant as this Agreement; or

                (ii) in all other cases from the foregoing (i), the intended third party assignee at the time of the intended assignment either:



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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

                        (1) is a plaintiff or defendant in any proceeding then pending before any domestic or foreign court, arbitrator or arbitration body, governmental regulatory authority or similar adjudicative body, in which proceeding any of the Lucent Technologies Inc.'s patents hereunder (in whole or in part) are being disputed or contested; or

                        (2) has given LUCENT-GRL or any of its RELATED COMPANIES a written demand, claim, notice or other communication to the effect that such person or entity is threatening or preparing to file or otherwise commence or initiate such a proceeding;

                        (3) has received from LUCENT-GRL or any of its RELATED COMPANIES a written demand, claim, notice or other communication to the effect that such person or entity is infringing upon or otherwise violating any of the Lucent Technologies Inc.'s patents hereunder (in whole or in part), and has not undertaken to cure such infringement or violation or has not agreed in writing for the benefit of LUCENT-GRL or its RELATED COMPANIES (as the case may be) to do so; or

                        (4) is not acquiring directly (whether by merger, or sale of assets, or otherwise) all or substantially all of the assets of LICENSEE or its RELATED COMPANIES which relate to this Agreement;

but neither this Agreement nor any licenses or rights hereunder shall be otherwise assignable or transferable (in insolvency proceedings or otherwise) by either Party without the express written consent of the other Party.

For avoidance of doubt, the Parties agree that Section 4.09 shall not apply to a successor of LICENSEE, and for the purposes of Section 4.09 such successor not be deemed substituted for LICENSEE.

4.03 ADDRESSES

(a) Any notice or other communication hereunder shall be sufficiently given to the LICENSEE when sent by certified mail addressed to Superconductor Technologies Inc., Attention: Robert B. Hammond, Senior Vice President and Chief Technology Officer, 460 Ward Drive, Santa Barbara, California 93111-2358,, or to LUCENT-GRL when sent by certified mail addressed to Lucent Technologies GRL LLC, Intellectual Property Business, Attention: Contract Administrator, 2400 S.W. 145th Avenue, Miramar, Florida 33027, United States of America. Changes in such addresses may be specified by written notice.

(b) Payments by LICENSEE shall be made to LUCENT-GRL at LUCENT-GRL's account,*****************. Alternatively, payments to LUCENT-GRL may be made by bank


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

wire transfers to LUCENT-GRL's account at *************. Changes in such address or account may be specified by written notice.

4.04 TAXES

(a) LICENSEE shall bear all taxes, duties, levies and similar charges (and any related interest and penalties), however designated, imposed as a result of the existence or operation of this Agreement, except (i) any tax imposed upon LUCENT-GRL in a jurisdiction other than the United States if such tax is allowable as a credit against the United States income taxes of LUCENT-GRL; and
(ii) any net income tax imposed upon LUCENT-GRL by the United States or any governmental entity within the United States (the fifty (50) states and the District of Columbia). In order for the exception contained in (i) to apply, LICENSEE must take the appropriate actions to ensure that the payment is subject to any reduced rate of withholding available under any applicable tax treaty and furnish LUCENT-GRL with evidence issued by the taxing authority in such jurisdiction that such tax has been paid. The evidence must be furnished within thirty (30) days of issuance by the taxing authority and must be sufficient to satisfy United States taxing authorities that such tax has been paid.

(b) If LICENSEE is required to bear a tax, duty, levy or similar charge pursuant to 4.04(a) above, LICENSEE shall pay such tax, duty, levy or similar charge and any additional amounts as are necessary to ensure that the net amounts received by LUCENT-GRL hereunder after all such payments or withholdings equal the amounts to which LUCENT-GRL is otherwise entitled under this Agreement as if such tax, duty, levy or similar charge did not apply.

4.05 CHOICE OF LAW

The Parties agree that the law of the State of New York, United States of America, excluding the choice of law rules thereof, shall apply in any dispute arising with respect to this Agreement.

4.06 INTEGRATION

This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. Neither of the Parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.

4.07 OTHER CONDITIONS AND REGISTRATION

(a) There are countries in which the owner of an invention is entitled to compensation, damages or other monetary award for another's unlicensed manufacture, sale, lease, use or importation involving such invention prior to the date of issuance of a patent for such invention


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CONFIDENTIAL TREATMENT

but on or after a certain earlier date, hereinafter referred to as the invention's "protection commencement date" (e.g., the date of publication of allowed claims or the date of publication or "laying open" of the filed patent application). In some instances, other conditions precedent must also be fulfilled (e.g., knowledge or actual notification of the filed patent application). The Parties agree that (i) an invention which has a protection commencement date in any such country may be used in such country pursuant to the terms of this Agreement on and after any such date, and (ii) all such conditions precedent are deemed satisfied by this Agreement.

(b) There may be countries in which a Party hereto may have, as a consequence of this Agreement, rights against infringers of the other Party's patents licensed hereunder. Each Party hereby waives any such right it may have by reason of any third party's infringement or alleged infringement of any such patents.

(c) LICENSEE hereby agrees to register or cause to be registered, to the extent required by applicable law, and without expense to LUCENT-GRL or any of its RELATED COMPANIES, any agreements wherein sublicenses are granted by it under LUCENT-GRL's PATENTS. LICENSEE hereby waives any and all claims or defenses, arising by virtue of the absence of such registration, that might otherwise limit or affect its obligations to LUCENT-GRL.

4.08 RELEASES

(a) Subject to Section 4.09(b), and to the receipt by LUCENT-GRL of the sum specified in Section 2.01(a), LUCENT-GRL, for itself and for its present RELATED COMPANIES hereby releases, to the full extent of its right to do so, LICENSEE, LICENSEE's present RELATED COMPANIES and customers (solely as specified in Section 4.09(b)) thereof under any patent infringement arising prior to the EFFECTIVE DATE for which the rights and licenses granted under this Agreement to LICENSEE and its present RELATED COMPANIES would be a complete defense had this Agreement been in effect at the time such patent infringement occurred.

(b) With respect to customers (purchasers and users) of a grantee, such releases shall not extend to any invention which is directed to (1) a combination of such LICENSED PRODUCT (as sold or leased) with any other product regardless of whether such product is hardware, software or another LICENSED PRODUCT, (2) a method or process which is other than the inherent use of such LICENSED PRODUCT itself (as sold or leased), or (3) a method or process involving the use of a LICENSED PRODUCT to manufacture (including associated testing) any other product.

(c) For purposes of this Section 4.09, the term "present RELATED COMPANIES" with respect to LICENSEE shall mean those companies which are RELATED COMPANIES of LICENSEE as of LICENSEE's execution of this Agreement.

4.09 COUNTERPARTS


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

This Agreement may be executed by the Parties in identical counterparts, all of which together shall constitute the final agreement. Executed counterparts may be exchanged by facsimile transmission.

4.10 BANKRUPTCY

(a) The Parties agree that, for the purposes of Section 365(n) of title 11 of the U.S. Code, the licenses granted herein constitute a license of intellectual property ("INTELLECTUAL PROPERTY") within the meaning of title 11 of the United States Code and that, the Parties shall be entitled to the full protections afforded under 11 U.S.C. Section 365(n) as the same is in effect or may be amended from time to time.

(b) LUCENT-GRL shall not provide to LICENSEE: 1) any INTELLECTUAL PROPERTY (including any embodiment) held by a duly appointed trustee in bankruptcy under 11 U.S.C. Section 365(n); or 2) any ownership interests in any INTELLECTUAL PROPERTY.

(c) The Parties agree that this Section 4.11 shall: 1) in no way expand or enlarge the rights afforded to either Party under 11 U.S.C. Section 365(n); and
2) in no way affect the LICENSEES right to assign this Agreement or any rights and/or licenses granted herein.


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

           LUCENT TECHNOLOGIES GRL LLC

           By:
              --------------------------------------------------
                               Bernard Zucker
                                 President

           Date:
                ------------------------------------------------



           SUPERCONDUCTOR TECHNOLOGIES INC.

           By:
              --------------------------------------------------
                        Robert B. Hammond
              Senior Vice President and Chief Technology Officer

           Date:
                ------------------------------------------------




              THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES.


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
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                              DEFINITIONS APPENDIX

GENERAL DEFINITIONS:

ANNUAL MINIMUM FEE has the meaning assigned in Section 2.01(d) hereof.

ANNUAL PERIOD means the time period commencing on October 1st and terminating the following September 30th.

CHANGE OF CONTROL means, with respect to LICENSEE, the direct acquisition (whether by merger, or sale of assets, or otherwise) of either (i) the majority of the voting stock in LICENSEE, or (ii) all or substantially all of the assets of LICENSEE, by another PERSON in a single transaction (or series of related transactions). For purposes of clarity, a change in management control does not in and of itself indicate a CHANGE OF CONTROL.

DESIGNATED COUNTRIES means all countries except *********.

EFFECTIVE DATE has the meaning assigned in the Preamble hereof.

EXECUTION means the date upon which the last Party executes this Agreement.

FAIR MARKET VALUE means, with respect to any LICENSED PRODUCT sold, leased or put into use, the greater of (i) the selling price which a seller would realize from an unaffiliated buyer in an arm's length sale of an identical product in the same quantity and at the same time and place as such sale, lease or putting into use; or (ii) the selling price actually obtained for such LICENSED PRODUCT in the form in which it is sold, whether or not assembled (and without excluding therefrom any components or subassemblies thereof which are included in such selling price).

In determining "selling price" the following shall be excluded:

        (a) usual trade discounts actually allowed to unaffiliated persons or entities;

        (b)     packing costs;

        (c)     costs of insurance and transportation; and

        (d) import, export, excise, sales and value added taxes, and customs duties.

LICENSED PRODUCT(S) means, as to any grantee, any product listed for such grantee in Section 1.01.

LIMITED PERIOD means the time period commencing on the EFFECTIVE DATE and terminating on ******.


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SUPERCONDUCTOR TECHNOLOGIES INC. -REQUESTED
CONFIDENTIAL TREATMENT

LUCENT-GRL PATENTS means *******************************************************
RELATED COMPANIES means, with respect to LICENSEE, LICENSEE's SUBSIDIARIES and, with respect to LUCENT-GRL, LUCENT-GRL's SUBSIDIARIES, its parent Lucent Technologies Inc., its parent's SUBSIDIARIES other than LUCENT-GRL and any other company so designated in writing signed by LUCENT-GRL and LICENSEE.

PERSON means any individual, corporation, or other legal entity, none of which as of the EFFECTIVE DATE control or participate in control of LICENSEE's management.

SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only as long as such control or ownership and control exists.

TECHNICAL DEFINITIONS:

EXCLUDED SUPERCONDUCTIVE MATERIAL means a material whose superconductive properties are primarily based on high temperature superconductors having any of the following compositions of matter:
********************************************************************************
********************************************************************************
*************************************************************************

SUPERCONDUCTIVE MATERIAL(S) means a material other than an EXCLUDED SUPERCONDUCTIVE MATERIAL having a composition primarily adapted to exhibit superconductive properties. The SUPERCONDUCTIVE MATERIAL may include but is not limited to any material formed using **********************.

********************************************
********************************************

TYPE1 LICENSED PRODUCT means
******************************************************************************.


         TYPE 2 LICENSED PRODUCT means ********************************



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                                   SCHEDULE A

LUCENT-GRL PATENTS
**********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************


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